OTHER COMMITMENTS AND CONTINGENCIES (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
OTHER COMMITMENTS AND CONTINGENCIES [Abstract]
Book value of vessels and equipment secured against long-term loans and capital leases	$ 1,192,779,000	$ 983,785,000
Deferred credits from capital lease transactions	19,200,000
Net accrued currency gain	5,900,000
Expected cost of modification and drydocking	25,000,000
Claim sought damages for pipeline repairs and expenses	$ 9,600,000